1
Alliance Resource Partners, L.P.
Alliance Resource Partners, L.P.
Alliance Holdings GP, L.P.
Alliance Holdings GP, L.P.
RBC Capital Markets
RBC Capital Markets
MLP Conference
MLP Conference
November 15, 2007
November 15, 2007
Exhibit 99.2

Forward-Looking Statements
Forward-Looking Statements
This presentation contains forward-looking statements and information that are based on the beliefs of Alliance Resource Partners, L.P. and Alliance Holdings GP, L.P. (the “Partnerships”) and
those of their respective general partners (the “General Partners”), as well as assumptions made by and information currently available to them.  When used in this presentation, words such as
“anticipate,” “project,” “expect,” “plan,” “goal,” “forecast,” “intend,” “could,” “believe,” “may,”
and similar expressions and statements regarding the plans and objectives of the Partnerships for future operations, are intended to identify forward-looking statements.
Although the Partnerships and their General Partners believe that such expectations reflected in such forward-looking statements are reasonable at the time such statements are made, neither the
Partnerships  nor the General Partners can give assurances that such expectations will prove to be correct. Such statements are subject to a variety of risks, uncertainties and assumptions.  If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, actual results may vary materially from those the Partnerships anticipated, estimated, projected or expected.
The Partnerships have no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Table of Contents
Table of Contents
I.
I.
Overview
Overview
II.
II.
Outlook for Coal
Outlook for Coal
III.
III.
Outlook for Alliance
Outlook for Alliance
IV.
IV.
Financial Summary and Historical Results
Financial Summary and Historical Results
V.
V.
Investing in Alliance
Investing in Alliance

4 I. Overview I. Overview

About Alliance
About Alliance
Diversified producer and marketer of steam coal to major U.S.
Diversified producer and marketer of steam coal to major U.S.
utilities and industrial users
utilities and industrial users
Focused on consistent growth through internal development of
Focused on consistent growth through internal development of existing reserve base and disciplined acquisitions
existing reserve base and disciplined acquisitions
Operations and reserves in the Illinois Basin, Central Appalachian
Operations and reserves in the Illinois Basin, Central Appalachian and Northern Appalachian markets
and Northern Appalachian markets
Industry leader in mine safety with innovative use of technology
Industry leader in mine safety with innovative use of technology
Well positioned coal portfolio with meaningful exposure to scrubber
Well positioned coal portfolio with meaningful exposure to scrubber markets
markets
Strong stable cash flows coupled with conservatively managed
Strong stable cash flows coupled with conservatively managed balance sheet
balance sheet

6 II. Outlook for Coal II. Outlook for Coal

Coal is the Cornerstone for America’s Energy
Coal is the Cornerstone for America’s Energy
Future
Future
Coal is a vital source of secure, affordable domestic energy
Coal is a vital source of secure, affordable domestic energy
The U.S. has a 200+ year supply of coal
The U.S. has a 200+ year supply of coal
Coal comprises approximately 95% of U.S. energy reserves
Coal comprises approximately 95% of U.S. energy reserves
Approximately 50% of U.S. electric power generation is coal fired
Approximately 50% of U.S. electric power generation is coal fired
Oil, natural gas and uranium prices are at or near record levels
Oil, natural gas and uranium prices are at or near record levels
On an as-delivered basis, coal is significantly cheaper than other
On an as-delivered basis, coal is significantly cheaper than other fuels
fuels
Proven conversion technologies will only increase the demand for
Proven conversion technologies will only increase the demand for coal over time
coal over time
Alternative energy sources will help meet future energy demands but
Alternative energy sources will help meet future energy demands but will not replace coal
will not replace coal
Source:  Energy Information Administration Source:  Energy Information Administration

Coal is the Most Stable and Cost Effective
Coal is the Most Stable and Cost Effective
Source of Energy
Source of Energy
$1.54
$8.21
$6.44
Coal Natural Gas Petroleum
Delivered Cost ($ / mm Btu) Delivered Cost ($ / mm Btu) Energy Benchmarks Energy Benchmarks
Source:  Energy
Information Administration and Factset
Central Appalachian Coal - NYMEX Crude Oil, Light - NYMEX
Natural Gas-Henry Hub MB-Uranium
0
100
200
300
400
500
600
700
800
900
1,000
Jan-2004 Dec-2004 Dec-2005 Nov-2006 Nov-2007
Weekly from 01-Jan-2004 to 12-Nov-2007
564.3%
191.0%
29.2%
14.3%

Analysis of Coal Fired Power Generation
Analysis of Coal Fired Power Generation
Growth
Growth
Total Electricity Generation by
Type in the United States
(in Billion Kilowatthours)
Steam Coal Production in U.S.
(in million tons)
Source:  Energy Information Administration Source:  Energy Information Administration
789
896
370
522
715
942
3,330
1,979
107
122
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
2004 2030
Nuclear Renewables Natural Gas Coal Oil
3,975
5,797
1,705
1,112
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2004 2030

Key Long-Term Drivers in Coal Market
Key Long-Term Drivers in Coal Market
The long-term outlook for the US coal market is positive due to a variety of emerging macro trends
Projected utility, industrial and steel growth, coupled with new coal initiatives such as coal gasification and CTL, will increase demand for coal
In addition, the rising cost of alternative fuels, such as oil, natural gas, and uranium, makes coal the cheapest source of energy
Stringent domestic environmental laws, coupled with tighter federal and state regulations, will further constrain the supply of coal
Escalating mining costs and the depletion of high quality reserves will also constrain low cost supply
Energy demands in China and India, and other developing countries, will result in more US coal exports over time
Worldwide infrastructure congestion will constrain exports for many years, which will only exacerbate demand

Coal Production and Pricing Outlook
Coal Production and Pricing Outlook
Total year-to-date US coal production is down
2% versus 2006 owing to a variety of factors
Voluntary shut-ins at high cost mines,
particularly in the Central Appalachian region
Mine-specific issues such as geological and
production problems
The spot market continues to show
improvement and has reacted to a favorable
supply / demand outlook
Overseas demand and infrastructure
challenges are driving US coal offshore
Utilities are willing to sign long term
contracts to supply newly installed scrubber
technology
Scrubbing will play an increasingly important
role in coal pricing dynamics
High Btu, high sulfur coal located near
scrubbed power generation facilities should
command a higher price
Utilities will increasingly optimize their
purchase of coal by maximizing heat net of
transportation costs
Source:  Energy Information Administration Source:  Energy Information Administration
1  1
YTD as of June. YTD as of June.
Production by Basin (in ‘000 short tons)¹
(6.4)% (6.4)% - - Growth Growth
569,381 569,381 581,188 581,188 Total Total
(2.0)% (2.0)% Growth Growth
(0.5)% (0.5)% - - Growth Growth
67,555 67,555 72,138 72,138 Other Other
30,537 30,537 30,678 30,678 Uinta Basin Uinta Basin
(0.3)% (0.3)% - - Growth Growth
238,274 238,274 239,089 239,089 Powder River Basin Powder River Basin
6.6% 6.6% - - Growth Growth
50,287 50,287 47,173 47,173 Illinois Basin Illinois Basin
(6.5)% (6.5)% - - Growth Growth
60,045 60,045 64,206 64,206 Northern Appalachia Northern Appalachia
(4.1)% (4.1)% - - Growth Growth
122,683 122,683 127,904 127,904 Central Appalachia Central Appalachia
2007 YTD 2007 YTD 2006 YTD 2006 YTD Location                               Location

Historical and Spot Coal Prices
Historical and Spot Coal Prices
Historic Spot Price Historic Spot Price
Forward Curve Forward Curve
Source: Source: Energy Information Administration Energy Information Administration
$0.00
$10.00
$20.00
$30.00
$40.00
$50.00
$60.00
$70.00
Jan-05 Jul-05 Feb-06 Aug-06 Mar-07 Sep-07
Weekly from 01-Jan-2005 to 02-Nov-2007
Central Appalachia Powder River
Northern Appalachia Illinois Basin
$49.90
$11.05
$33.50
$46.50
Central Appalachia - 29-Sept-06 Central Appalachia - 30-Sept-07
PRB 8800 - 29-Sept-06 PRB 8800 - 30-Sept-07
$0.00
$10.00
$20.00
$30.00
$40.00
$50.00
$60.00
$70.00
Oct-06 Aug-07 Jun-08 Apr-09 Feb-10 Dec-10
Monthly from Oct-06 to Dec-10
$57.61
$50.15
$12.85
$12.40

13 III. Outlook for Alliance III. Outlook for Alliance

Alliance Snapshot
Alliance Snapshot
Alliance operates eight underground Alliance operates eight underground mining complexes in all major eastern mining complexes in all major eastern coal producing regions coal producing regions
Diversified reserve position in the Illinois Diversified reserve position in the Illinois
Basin, Central Appalachia and Northern Basin, Central Appalachia and Northern
Appalachia regions Appalachia regions
Four significant organic development Four significant organic development projects identified in the growing Illinois projects identified in the growing Illinois
Basin and Northern Appalachia high sulfur Basin and Northern Appalachia high sulfur coal markets coal markets
1 1
2 2
3 3
5 5
6 6
4 4
9 9
8 8
12 12
11 11
10 10
Illinois Illinois
Indiana Indiana
Ohio Ohio
Pennsylvania Pennsylvania
Maryland Maryland
Virginia Virginia
West West
Virginia Virginia
Kentucky Kentucky
7 7
Current Mining Operation Current Mining Operation Future Growth Project Future Growth Project Transfer Terminal Transfer Terminal
Pattiki Complex Pattiki Complex
River View Complex River View Complex
Dotiki Complex Dotiki Complex
Mount Vernon Mount Vernon
Transfer Terminal Transfer Terminal
Warrior Complex Warrior Complex
Hopkins Complex Hopkins Complex
Gibson Complex Gibson Complex
Pontiki Complex Pontiki Complex
MC Mining Complex MC Mining Complex
Tunnel Ridge Complex Tunnel Ridge Complex
Penn Ridge Complex Penn Ridge Complex
Mettiki Complex Mettiki Complex
3 3
4 4
1 1
2 2
5 5
6 6
7 7
8 8
9 9
10 10
11 11
12 12

Reserves – 2006
Central
Appalachia
5%
Northern
Appalachia
23%
Illinois Basin
72%
Operations Summary
Operations Summary
2006 Summary (MM Tons) 2006 Production
Northern
Appalachia
14%
Central
Appalachia
15%
Illinois Basin
71%
Select Customers Reserve Production Illinois Basin
712.0 23.7
Total Company1
163.5 3.3 Region Total
Allegheny Energy 56.7 – Penn Ridge
– 70.5 – Tunnel Ridge
Virginia Electric Power 36.3 3.3 Mettiki / Mettiki WV
Northern Appalachia
37.4 3.5 Region Total
Progress; NRG; East KY
Power
20.7 1.9 MC Mining
Progress; Ontario Power 16.7 1.6 Pontiki
Central Appalachia
511.1 16.9
Region Total1
– – 82.7 0.0 Gibson (South)
Duke Energy; Alabama
Electric
31.8 3.6 Gibson (North)
– – 110.0 – River View
Tampa Electric; TVA 63.5 1.6 Hopkins
Corn Products; LG&E 44.4 2.5 Pattiki
Synfuel Solutions; LG&E 50.4 4.5
Warrior1
Seminole; TVA 128.3 4.7
Dotiki1
1
Includes Providence reserves (20-Jun-2007).

Alliance’s Long Term Growth Strategy
Alliance’s Long Term Growth Strategy
Capitalize on the expected strong demand growth in
Capitalize on the expected strong demand growth in
scrubber quality coal
scrubber quality coal
Continue to be a disciplined producer, bring on projects
Continue to be a disciplined producer, bring on projects
only with sufficient sales commitments
only with sufficient sales commitments
Continuous operational optimization
Continuous operational optimization
Pursue opportunistic bolt-on acquisitions
Pursue opportunistic bolt-on acquisitions

Large Inventory of Organic Growth Projects
Large Inventory of Organic Growth Projects
Permitting in progress
Estimated capital cost ~ $195 – $210 million
Estimated reserves ~ 70 million tons high sulfur coal
Production capacity ~ 6 million tons/year
Initial production in 2009 – 2010
Tunnel Ridge
Initiating permitting process
Estimated capital cost ~ $165 – $175 million
Estimated reserves ~ 57 million tons high sulfur coal
Production capacity ~ 5 million tons/year
Initial production in 2009 – 2011
Penn Ridge
Constructing slope and shaft
Estimated capital cost ~ $130 – $160 million
Estimated reserves ~ 110 million tons high sulfur coal
Production capacity ~ 3.1 – 4.6 million tons/year
Initial production in 2009 – 2010
River View
Permitting in progress
Estimated capital cost ~ $100 – $110 million
Estimated reserves ~ 83 million tons medium sulfur coal
Production capacity ~ 2.7 – 3.1 million tons/year
Initial production in 2009 – 2010
Gibson South
Illinois Illinois
Indiana Indiana Ohio Ohio
Pennsylvania Pennsylvania
Maryland Maryland
Virginia Virginia
West West
Virginia Virginia
Kentucky Kentucky
Note:  Estimated capital costs are based on 2006 dollars and exclude capitalized development and interest expenses.  Timing of anticipated initial production dependent upon obtaining  required permits and customer contracts

Focus on Safety
Focus on Safety
Safety is our #1 core
value
Alliance’s safety
performance has been
consistently better than
its  industry peer group
Innovative use of
technology to improve
safety at all operations
State-of-the-art
Leaky Feeder mine
communication
systems
Fiber optic based
mine monitoring
systems
Proprietary Miner
Tracking systems
Alliance Safety Comparison 1997-2007 YTD
1 Nonfatal days lost (NFDL).
5.6
7.6
4.8
6.4
4.7
5.7
3.1
3.4 3.4
3.8
2.7
8.6
9.1
8.4
8.5
7.3
7.4
6.7
5.9
5.5
5.1
4.8
0
1
2
3
4
5
6
7
8
9
10
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
Alliance NFDL Industry Average

Well Positioned in Scrubber Markets
Well Positioned in Scrubber Markets
Future growth potential for scrubber market bodes well for Alliance’s high sulfur operations
Source:  The McIlvaine Company
1 Assumption used to convert gigawatts of capacity to million tons of coal:  9,600 Btu/Kwhr plant heat rate, 75% plant capacity factor,
12,500 Btu coal.
Projected Eastern U.S. Installed Scrubber Capacity
122 122
122
122
122
122 122
122 122 122
122
129
76
35
11 4
188
200
238
248
272
308
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
Baseline Scrubber Capacity Incremental Scrubber Capacity
12,500 Btu Equivalent 12,500 Btu Equivalent

Indiana Indiana
Ohio Ohio
Maryland Maryland
Virginia Virginia
West West
Virginia Virginia
Kentucky Kentucky
Approximately 676 million tons is “Scrubber” Quality Coal
Illinois Basin:
Second largest producer in the basin
Currently accounts for ~74% of total Alliance coal production
Northern Appalachian:
Strong reserve base of ~164 million tons of high and medium sulfur coal
Currently accounts for ~13% of total Alliance coal production
Well Positioned in Scrubber Markets
Well Positioned in Scrubber Markets
Current Mining Operations Current Mining Operations Future Growth Project Future Growth Project Transfer Terminal Transfer Terminal
Pennsylvania Pennsylvania
Illinois Illinois

21 IV. Financial Summary and IV. Financial Summary and Historical Results Historical Results

Consistent Track Record of Growth At Alliance
Consistent Track Record of Growth At Alliance
($ in millions) ($ in millions)
Note:  EBITDA is a non-GAAP measure defined as income before net interest expense, income taxes and depreciation, depletion and amortization.
See reconciliation slide of EBITDA to Net Income
1
Based on the midpoint of management guidance.
EBITDA EBITDA Cash Flow from Operations Cash Flow from Operations
$110.3
$145.1
$193.6
$245.0
$270.0
2003 2004 2005 2006 2007E¹
Production Production Revenue Revenue
$523.2
$623.5
$799.6
$920.0
$992.5
2003 2004 2005 2006 2007E¹
$119.0
$147.9
$230.1
$250.0
$260.0
2003 2004 2005 2006 2007E¹
24.4
23.7
22.3
20.4
19.2
2003 2004 2005 2006 2007E¹

17.2%
19.4%
16.2%
13.7%
11.3%
2003 2004 2005 2006 2007YTD
21.9%
22.6%
27.4%
25.9% 25.9%
2003 2004 2005 2006 2007YTD
Efficient Operator
Efficient Operator
Alliance is a low-cost, efficient coal operator, delivering sector-leading
EBITDA margins
5 Year Average: Alliance: 24.7%  vs. Peers: 15.6%
Source:  Public filings
Note:  EBITDA margin represents EBITDA / Total Revenues.  EBITDA is a non-GAAP measure.  See reconciliation slide of EBITDA to Net Income
1
Coal Peers include: Alpha, Arch, Consol, Foundation, Massey and Peabody.
Alliance
Coal Peers¹
Average: 24.7% Average: 24.7%
Average: 15.6% Average: 15.6%

53.7%
40.7%
18.2%
15.6%
5.8%
3.6%
8.4%
34.1%
14.6%
$3,191
$2,190
$341
$304
$84
$67
$132
$733
$136
Overview of Coal Sector Legacy Liabilities
Overview of Coal Sector Legacy Liabilities
Source: Latest Company Filings
1
Includes market cap of Alliance Resource and Alliance Holdings, adjusted for Alliance Holdings’ ownership in Alliance Resource.
Gross Legacy Liabilities ($mm) Legacy Liabilities as % of Market Cap
Peer A Peer B Peer C Peer E Peer F Alliance Peer H Peer D Peer G
Alliance1
Peer A Peer F Peer E Peer B Peer C Peer G Peer D Peer H

25 V. Investing in Alliance V. Investing in Alliance

Two Ways to Invest in Alliance Partnerships
Two Ways to Invest in Alliance Partnerships
56.9%
L.P.
Interest
42.1% L.P.
Interest
1.98% General
Partner
Interest2
Alliance Holdings
GP, L.P.
(NASDAQ: AHGP)
59.9 million units outstanding
Alliance Resource
Partners, L.P.
(NASDAQ: ARLP)
36.6 million units outstanding
Public
Unitholders
Management
/ Others¹
80.0%
L.P.
Interest
Public
Unitholders
20.0%
L.P.
Interest
IDRs
Distribution growth from Alliance Resource benefits all unitholders
Strong alignment of interests throughout the Alliance Partnerships
Management owns significant interests directly in Alliance Holdings and indirectly in Alliance Resource
1 Includes control group comprised of present and former members of Alliance Resource management.
2 Includes general partner interest held directly in Alliance Resource’s Intermediate Partnership.

Alliance Partnership Profiles
Alliance Partnership Profiles
8.2% 8.2%
29.8% 29.8%
$1,639mm $1,639mm
$1,487mm $1,487mm
1.74x 1.74x
$2.24 $2.24
$40.67 $40.67
ARLP ARLP
$24.35 $24.35
Unit Price (11/12/07): Unit Price (11/12/07):
$1,458mm $1,458mm
Equity Market Cap: Equity Market Cap:
0.0% 0.0%
Net Debt / Book Cap: Net Debt / Book Cap:
$1,458mm $1,458mm
Enterprise Value: Enterprise Value:
$1.06 $1.06
Distribution: Distribution:
AHGP AHGP NASDAQ Symbol:` NASDAQ Symbol:`
0.0% 0.0%
Net Debt / Enterprise Value: Net Debt / Enterprise Value:
1.01x 1.01x
Total Unit Coverage: Total Unit Coverage:
Ownership Interests in Alliance Resource Ownership Interests in Alliance Resource
1.98% G.P. Interest 1.98% G.P. Interest
100% of Incentive Distribution Rights 100% of Incentive Distribution Rights
15.5 mm Alliance Resource common 15.5 mm Alliance Resource common units units
4th largest eastern coal producer 4th largest eastern coal producer operating 8 underground mining operating 8 underground mining complexes complexes
712 million tons of reserves at June 712 million tons of reserves at June
20, 2007 following Providence 20, 2007 following Providence
reserve acquisition reserve acquisition
Asset Profile: Asset Profile:

Alliance Holdings Leverage to Alliance
Alliance Holdings Leverage to Alliance
Resource Growth
Resource Growth
Incentive distribution rights provide Alliance Holdings unitholders with significant financial leverage to Alliance Resource distribution growth
Note:  This graph shows the impact to Alliance Holdings as a result of Alliance Resource raising or lowering its quarterly distribution from the current announced quarterly distribution of $0.56 per common unit ($2.24 annualized).  This information is presented for illustrative purposes only and is not intended to be a prediction of future performance
$0
$20,000
$40,000
$60,000
$80,000
$100,000
$1.84 $1.94 $2.04 $2.14 $2.24 $2.34 $2.44 $2.54 $2.64
Hypothetical Alliance Resource Annual Distribution per L.P. Unit
L.P. Interest G.P. Interest IDRs
Current Alliance
Resource
Distribution
($2.24 per unit)
Alliance Resource
Distribution at
Alliance Holdings
IPO
($1.84 per unit)
Hypothetical
Distributions to
Alliance Holdings

Share Price Performance Versus Peers
Source: Factset
Note: Coal Peers include: Alpha, Arch, Consol, Foundation, International Coal, James River, Massey, Natural Resource  Partners, Peabody and Penn
Virginia.
3-Year Year-To-Date
Alliance Resource Alliance Holdings Coal Peers Alerian MLP Index S&P 500 Index
90%
100%
110%
120%
130%
140%
150%
160%
170%
Jan-2007 Mar-2007 Jun-2007 Aug-2007 Nov-2007
Daily from 01-Jan-2007 to 12-Nov-2007
17.8%
23.2%
1.5%
6.5%
20.7%
60%
80%
100%
120%
140%
160%
180%
200%
220%
Nov-2004 Aug-2005 May-2006 Feb-2007 Nov-2007
Daily from 12-Nov-2004 to 12-Nov-2007
30.3%
(3.0%)
21.5%
20.6%
54.5%

30 Appendix Appendix

Alliance EBITDA Reconciliation
Alliance EBITDA Reconciliation
2007E
Mid-Point 2006 2005 2004 2003
$160,000 $172,927 $160,010 $76,621 $47,902 Net Income
(200) 161 – – – – Minority Interest Income
– 112 – – – Cumulative Effect of Accounting Change
(2,400) (2,443) (2,682) (2,641) (2,577) Income Taxes
(10,600) (9,175) (11,816) (14,963) (15,981) Interest Expense
(87,200) (66,489) (55,637) (53,664) (52,495) Depreciation, Depletion and Amortization
$260,000 $250,761 $230,145 $147,889 $118,955 EBITDA
2,400 2,443 2,682 2,641 2,577 Income Taxes
10,600 9,175 11,816 14,963 15,981 Interest Expense
(31,400) (9,429) 26,577 (12,405) (8,240) Net Effect of Changes in Operating Assets and Liabilities
(300) 69 (2,057) (255) 353 Other
– – (319) (573) (488) (687) Coal Inventory Adjustment to Market
(2,400) (2,101) (1,918) (1,622) (1,341) Reclamation and Mine Closing
$270,000 $250,923 $193,618 $145,055 $110,312 Cash Flow Provided by Operating Activities
Note: EBITDA is defined as income before net interest expense, income taxes and depreciation, depletion and amortization. Management believes EBITDA is a useful indicator of its ability to meet debt service and capital expenditure requirements and uses EBITDA as a measure of operating performance. EBITDA should not be considered as an alternative to net income, income from operations, cash flows from operating activities or any other measure of financial performance presented in accordance with generally accepted accounting principles. EBITDA is not intended to represent cash flow and does not represent the measure of cash available for distribution. The Partnership's method of computing
EBITDA may not be the same method used to compute similar measures reported by other companies, or EBITDA may be computed differently by the Partnership in different contexts (i.e. public reporting versus computation under financing agreements). Estimate midpoint reflects the
Partnership’s most recent guidance

Alliance Resource Partners, L.P.
Alliance Resource Partners, L.P.
Alliance Holdings GP, L.P.
Alliance Holdings GP, L.P.
RBC Capital Markets
RBC Capital Markets
MLP Conference
MLP Conference
November 15, 2007
November 15, 2007